KEY HOSPITALITY ACQUISITION CORPORATION
                               4 Becker Farm Road
                           Roseland, New Jersey 07068

                                                              September 13, 2005



Millennium 3 Capital, Inc.
4 Becker Farm Road
Roseland, NJ  07068

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Key Hospitality Acquisition
Corporation ("Company") and continuing until (the "Termination Date") the earlier of the consummation by the Company of a "Business Combination" or the Company's liquidation (as described in the Company's IPO prospectus), Millennium 3 Capital, Inc. shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 4 Becker Farm Road, Roseland, New Jersey 07068. In exchange therefore, the Company shall pay Millennium 3 Capital, Inc. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                         Very truly yours,


                                         KEY HOSPITALITY ACQUISITION CORPORATION

                                         By:  /s/ Jeffrey Davidson
                                            ------------------------------------
                                            Name:   Jeffrey Davidson
                                            Title:  CEO


AGREED TO AND ACCEPTED BY:

MILLENNIUM 3 CAPITAL, INC.

By: /s/ Udi Toledano
   --------------------------
   Name:   Udi Toledano
   Title:  President